Exhibit 4.1

NUMBER
SPORTMAN’S WAREHOUSE®
AMERICAS PREMIER OUTFITTER™
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SHARES
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE COMMON STOCK, $0.01 PAR VALUE, OF
SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
subject to the terms, conditions and restrictions printed on the back of this certificate and made a part hereof, transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.
Dated:
CFO
PRESIDENT & CEO
COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
BY
TRANSFER AGENT
AND REGISTRAR
AUTHORIZED SIGNATURE
AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UTMA	–		Custodian
					(Cust)		(Minor)
TEN ENT	–	as tenants by entireties			under Uniform Transfers to Minors

JT TEN	–	as joint tenants with right of survivorship			Act
		and not as tenants in common				(State)

Additional abbreviations may also be used though not in the above list.

For value received                      hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                                            Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                                                                                                                                                                                       Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED

ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.